Other Income	6 Months Ended
Jun. 30, 2023
Other Income Expense [Abstract]
Other Income
7.
Other Income

	Six Months Ended June 30,
	2022	2023
	RMB’000	RMB’000
Government grants and tax incentives (i)	1,584	10,061
	1,584	10,061

(i)
Government grants are cash incentives received related to specific operating expenses incurred. During the six months ended June 30, 2023, the Group received government subsidies from a Chinese local government totaling RMB 3.7 million (USD 0.5 million) and a research and development tax incentive from the Australia government totaling RMB 6.3 million (USD 0.9 million). During the six months ended June 30, 2022, the Group received a government subsidy from a Chinese local government for research and development spending totaling RMB 1.3 million.